UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information about the Proposed Merger and Where to Find It
The information in this Form 8-K and the exhibit attached hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Cascade Bancorp (“Cascade”) and Home Federal Bancorp, Inc. (“Home”), Cascade will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a joint proxy statement of Cascade and Home that also constitutes a prospectus. Cascade and Home will deliver the joint proxy statement/prospectus to their respective shareholders. Cascade and Home urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC because they will contain important information about the proposed merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Cascade’s website (www.botc.com) under the heading “About Us” and then under the heading “Investor Relations” and then under the heading “Investor Information” and then under the tab “SEC Filings;” (ii) Cascade upon written request to Cascade Bancorp, Attn: Investor Relations, 1100 North West Wall Street, P.O. Box 369, Bend, Oregon 97701; (iii) Home’s website (www.myhomefed.com/ir) under the heading “SEC Filings, Ownership and Forms;” or (iv) Home upon written request to Home Federal Bancorp, Inc., Attn: Eric S. Nadeau, CFO, 500 12th Avenue South, Nampa, Idaho 83651.
Participants in the Solicitation
Cascade, Home and their respective directors and executive officers may be soliciting proxies from Cascade and Home shareholders in favor of the proposed merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cascade and Home shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Cascade’s directors and executive officers in Cascade’s definitive proxy statement filed with the SEC on March 27, 2013 for its 2013 Annual Meeting of Shareholders. You can find information about Home’s directors and executive officers in Home’s definitive proxy statement filed with the SEC on April 15, 2013 for its 2013 Annual Meeting of Shareholders. Additional information about Cascade’s directors and executive officers and Home’s directors and executive officers can also be found in the above-referenced Registration Statement on Form S-4 when it becomes available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain free copies of these documents from Cascade and Home using the contact information above.

ITEM 8.01         OTHER EVENTS
             On November 12, 2013, Cascade Bancorp (the “Company”) issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the third quarter of 2013 and describing the third quarter, September 30, 2013 financial results. A copy of the press release is included with this Form 8-K as Exhibit 99.1.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS
              (d)          Exhibits
                             Exhibit 99.1 Press Release dated November 12, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASCADE BANCORP

By: /s/ Gregory D. Newton
Gregory D. Newton
EVP/Chief Financial Officer

Date: November 12, 2013